UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 18, 2021

Arrowhead Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38042	46-0408024
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

177 E. Colorado Blvd, Suite 700, Pasadena, CA 91105

(Address of principal executive offices) (Zip Code)

(626) 304-3400

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 per share	ARWR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Arrowhead Pharmaceuticals, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders on March 18, 2021 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the Arrowhead Pharmaceuticals, Inc. 2021 Incentive Plan (the “2021 Plan”).

A summary of the 2021 Plan was included as part of Proposal 3 in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on January 28, 2021 (the “Proxy Statement”) and is incorporated herein by reference. That summary is qualified in its entirety by reference to the full text of the 2021 Plan, which was attached as Exhibit A to the Company’s Proxy Statement and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

The following proposals were submitted to the stockholders of the Company at the Annual Meeting.

•	To elect the seven director nominees named in the Proxy Statement to serve as members of the Company’s Board of Directors until the next annual meeting or until their successors are elected;

•	To approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers;

•	To approve the 2021 Plan; and

•	To ratify the selection of Rose, Snyder & Jacobs LLP as independent auditors of the Company for the fiscal year ending September 30, 2021.

As of January 25, 2021, the record date for the Annual Meeting, the Company had 103,789,410 shares of its common stock outstanding and entitled to vote. At the Annual Meeting, 84,440,756 shares were present in person or represented by proxy and entitled to vote. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

Election of Directors

NAME	FOR	AGAINST	NON VOTES
Christopher Anzalone	61,950,096	506,796	21,983,864
Marianne De Backer	60,595,585	1,861,307	21,983,864
Mauro Ferrari	60,147,557	2,309,335	21,983,864
Douglass Given	61,863,162	593,730	21,983,864
Adeoye Olukotun	60,720,757	1,736,135	21,983,864
Michael S. Perry	23,003,220	39,453,672	21,983,864
William Waddill	60,677,449	1,779,443	21,983,864

Advisory Vote to Approve Executive Compensation

27,526,874 FOR 33,678,454 AGAINST 1,251,564 ABSTAIN 21,983,864 NON VOTES

Approval of the Company’s 2021 Plan

58,470,473 FOR 3,914,013 AGAINST 72,406 ABSTAIN 21,983,864 NON VOTES

Ratification of Rose, Snyder & Jacobs as Independent Auditors of the Company

82,918,788 FOR 1,352,478 AGAINST 169,490 ABSTAIN

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 24, 2021

ARROWHEAD PHARMACEUTICALS, INC.

By:	/s/ Kenneth Myszkowski
Kenneth Myszkowski
Chief Financial Officer